SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 7, 2005

ALERIS INTERNATIONAL, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

(a) (1) On September 7, 2005, Aleris International, Inc., a Delaware corporation (“Aleris”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with ALSCO Acquisition Corp., a Delaware corporation and indirect wholly-owned subsidiary of Aleris (the “Merger Sub”), ALSCO Holdings, Inc, a Delaware corporation (“ALSCO”), and Sun ALSCO, LLC, a Delaware limited liability company (“Sun ALSCO”), as representative for ALSCO’s stockholders and optionholders. The Merger Agreement is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

(2) Merger Agreement The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Sub will merge with and into ALSCO, with ALSCO continuing as the surviving corporation and an indirect wholly-owned subsidiary of Aleris (the “Merger”). At the effective time and as a result of the Merger:

•	each share of ALSCO voting common stock, par value $0.01 per share (the “Voting Common Stock”) and each share of ALSCO non-voting common stock par value $0.01 per share (the “Non-Voting Common Stock”, and together with the Voting Common Stock the “ALSCO Stock”) issued and outstanding immediately prior to the effective time of the Merger will be automatically converted into the right to receive in cash, without interest, the per share portion of the Closing Residual Cash Consideration, as defined in the Merger Agreement;

•	each option, warrant or right to acquire ALSCO Stock will be cancelled and each In The Money Optionholder, as defined in the Merger Agreement, will be entitled to receive a pro rata share of the Option Merger Consideration, as defined in the Merger Agreement; and

•	each share of the Merger Sub’s common stock will be converted into and become one share of Voting Common Stock, par value $.01 per share.

The aggregate consideration for the holders of the ALSCO Stock and the In The Money Optionholders is $150 million, subject to adjustment as provided in the Merger Agreement.

ALSCO has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain transactions during such period, and (iii) subject to certain exceptions, not to take any action to encourage, initiate or engage in discussions or negotiations with, or provide any information to, any person concerning alternative business combination transactions.

Aleris has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to provide certain pension and welfare benefits (but not equity-based compensation) to Continuing Employees, as defined in the Merger Agreement, for not less than one year following the Effective Time.

Consummation of the Merger is subject to customary conditions, including (i) absence of any law or order prohibiting the consummation of the Merger, (ii) expiration or termination of the applicable Hart-Scott-Rodino waiting period, and (iii) the absence of any material adverse effect on ALSCO.

If the Merger is not consummated on or before November 7, 2005, the Merger Agreement may be terminated by Aleris and the Merger Sub or by ALSCO. The Merger Agreement also contains certain termination rights for Aleris and the Merger Sub, on the one hand, and ALSCO and Sun ALSCO, on the other hand.

Item 7.01. Regulation FD Disclosure

On September 7, 2005, Aleris issued a press release regarding the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

The information contained in this report and on such exhibit contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this report and on such exhibit that are not historical in nature are considered to be forward-looking statements. They include statements regarding our expectations, hopes, beliefs, estimates, intentions or strategies regarding the future. These include statements that contain words such as “believe”, “expect”, “ anticipate”, “intend”, “estimate”, “should”, and similar expressions intended to connote future events and circumstances, and include statements regarding future earnings and earnings per share, future improvements in margins, processing volumes and pricing, improvements in internal controls, future effects of derivatives accounting, anticipated continuation of strengthened U.S. and worldwide industrial activity, expected cost savings, and anticipated synergies resulting from the business combination between Commonwealth Industries, Inc. (“Commonwealth”) and us.

Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, our ability to effectively integrate the business and operations of Commonwealth; slowdowns in automotive production in the U.S. and Europe; the financial condition of our customers and future bankruptcies and defaults by our major customers; the availability at favorable cost of aluminum scrap and other metal supplies that we processes; our ability to enter into effective metals, natural gas and other commodity derivatives; future natural gas and other fuel costs; a weakening in industrial demand resulting from a decline in economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of our various facilities; future decreases in recycling outsourcing by primary producers; restrictions on and future levels and timing of capital expenditures; retention of major customers; the timing and amounts of collections; the future mix of product sales vs. tolling business; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of uncertainties listed above; and other risks listed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K for the year ended December 31, 2004 and our quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 2005, particularly the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Cautionary Statement on Forward-Looking Information” contained therein.

The forward-looking statements contained in this report and on such exhibit are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Number	Description
99.1	Agreement and Plan of Merger dated as of September 7, 2005 by and among ALSCO Holdings, Inc., Sun ALSCO, LLC, Alsco Acquisition Corp., and Aleris International, Inc.

99.2	Aleris Press Release dated September 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERIS INTERNATIONAL, INC.

Dated: September 7, 2005	/s/ Michael D. Friday
Michael D. Friday
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description	Page
99.1	Agreement and Plan of Merger dated as of September 7, 2005 by and among ALSCO Holdings, Inc., Sun ALSCO, LLC, Alsco Acquisition Corp., and Aleris International, Inc.

99.2	Aleris Press Release dated September 7, 2005